Exhibit 10.2
RESTRICTED STOCK UNIT
AWARD AGREEMENT

This Award Agreement (the “Agreement”) is entered into as of AWARD DATE (the “Award Date”) by and between Columbia Sportswear Company, an Oregon corporation (the “Company”), and DIRECTOR NAME (the “Recipient”), for the award of restricted stock units with respect to the Company’s Common Stock (“Common Stock”).

The award of restricted stock units to the Recipient is made pursuant to Section 7 of the 2020 Stock Incentive Plan (the “Plan”) and the Recipient desires to accept the award subject to the terms and conditions of this Agreement.

IN CONSIDERATION of the mutual covenants and agreements set forth in this Agreement, the parties agree to the following.

1.    Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan NUMBER restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a)     Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) represents the unfunded, unsecured right to require the Company to deliver to the Recipient one share of Common Stock for each RSU.  The number of shares of Common Stock deliverable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b)    Vesting Dates. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture.  Subject to this Section 1(b), the RSUs shall vest 100% on VEST DATE. The date on which RSUs vest is referred to as a “vesting date.” The RSUs shall become vested on a respective vesting date only to the extent the Recipient is a director of the Company continuously from the Award Date to such vesting date. If a vesting date falls on a weekend or any other day on which the Nasdaq Stock Market (“NSM”) or any national securities exchange on which the Common Stock then is principally traded (the “Exchange”) is not open, affected RSUs shall vest on the next following NSM or Exchange business day, as the case may be.

(c)    Acceleration on Death or Total Disability. If the Recipient ceases to be a director of the Company by reason of the Recipient’s death or physical disability, outstanding but unvested RSUs shall become immediately vested. The term “total disability” shall have the meaning given to the term under the Company’s long-term disability policy.

(d)    Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be a director of the Company for any reason that does not result in acceleration of vesting pursuant to Section 1(c), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock. In addition, absence on leave approved by the Company (or, if the Recipient is an executive officer of the Company, by the Board of Directors), shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Company or the Board of Directors in its sole discretion, (i) vesting of RSUs shall continue during a medical, family or military leave of absence, whether paid or unpaid, and

(ii) vesting of RSUs shall be suspended during, and the number of shares deliverable at the vesting date shall be proportionately reduced as a result of, any other unpaid leave of absence greater than 30 days.
(e)    Restrictions on Transfer and Delivery on Death. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on Exhibit A, which is incorporated into and made a part of this Agreement. If the Recipient fails to designate beneficiaries on Exhibit A, such Common Stock will be delivered to the Recipient’s estate.

(f)    Voting Rights and Dividend Equivalents. The Recipient shall have no rights as a shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the vesting date for the relevant RSUs. The Recipient will not be entitled to receive a cash payment equal to any cash dividends paid with respect to the Common Stock underlying the RSUs awarded under this Agreement that are declared prior to the particular vesting date for the relevant RSUs.

(g)    Physical Delivery of Share Certificates. As soon as practicable following any particular vesting date (including any accelerated vesting date pursuant to Section 1(c)), provided that the Recipient has satisfied its tax withholding obligations as specified under Section 1(h) and the Recipient has completed, signed and returned any documents and taken any additional action the Company deems appropriate, the Company shall deliver the shares of Common Stock represented by vested RSUs to the Recipient (the date of delivery of such shares is referred to as a “delivery date”), rounded to the nearest whole share.  No fractional shares of Common Stock shall be issued. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death or total disability, to the Recipient’s beneficiary or executor.

Notwithstanding the foregoing, (i) the Company shall not be obligated to vest or deliver any shares of Common Stock during any period when the Company determines that the conversion of a RSU or the delivery of shares hereunder would violate any federal, state or other applicable laws and may issue shares with any restrictive legend that, as determined by the Company, is necessary to comply with securities laws or other regulatory requirements, and (ii) a delivery date may be delayed in order to provide the Company such time as it determines appropriate to determine tax withholding and other administrative matters; provided, however, that in any event the shares shall be delivered not later than the later to occur of the date that is 2 1/2 months from the end of (i) the Recipient’s tax year that includes the applicable vesting date, or (ii) the Company's tax year that includes the applicable vesting date.

(h)    Taxes and Tax Withholding.

(i) The Recipient acknowledges that under United States federal tax laws in effect on the Award Date, the Recipient will have taxable compensation income at the time of vesting based on the Market Value (as defined below) of the Common Stock on the vesting date. The Recipient shall be responsible for all taxes imposed in connection with the Award, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the Award. The Company makes no representation or undertaking regarding the adequacy of any tax withholding in connection with the grant or vesting of the Award.

    (ii) The Company shall be entitled to withhold from any delivery of Common Stock hereunder all domestic or foreign income, employment or other tax withholding obligations, whether national, federal, state or local (the “Tax Withholding Obligation”), arising as a result of any grant, vesting or delivery of Common Stock pursuant to this Award, in amounts determined by the Company. Unless otherwise determined by the Company, the Tax Withholding Obligation will be satisfied by the Company withholding from the vested shares of Common Stock a number of whole shares of Common Stock with an aggregate Market Value (as defined below) equal to the required minimum tax withholding. The Recipient shall pay to the Company in cash, upon demand, the amount of any Tax Withholding Obligation that is not satisfied by the withholding of shares described above, and authorizes the Company to withhold from other amounts payable by the Company to the Recipient, including through additional payroll withholding, any amount not so paid.

2.    Miscellaneous.

(a)    Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subjects hereof.

(b)    Interpretation of the Plan and the Agreement. The Board of Directors, or a committee of the Board of Directors responsible for administering the Plan (the “Administrator”), shall have the sole authority to interpret the provisions of this Agreement and the Plan, and all determinations by it shall be final and conclusive.

(c)    Section 409A. The Award made pursuant to this Agreement is intended not to constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A the Internal Revenue Code of 1986, as amended, and instead is intended to be exempt from the application of Section 409A. To the extent that the Award is nevertheless deemed to be subject to Section 409A, the Award shall be interpreted in accordance with Section 409A and Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance issued after the grant of the Award. Notwithstanding any provision of the Award to the contrary, in the event that the Administrator determines that the Award is or may be subject to Section 409A, the Administrator may adopt such amendments to the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Award from the application of Section 409A or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A.

(d)    Market Value. “Market Value” as of a particular date shall mean (i) the closing sales price per share of Common Stock as reported by the NSM on that date, or (ii) if the shares of Common Stock are not listed or admitted to trading on the NSM, the closing price on the national securities exchange on which such stock is principally traded on that date, or (iii) if the shares of Common Stock are not then listed on the NSM or on another national securities exchange, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock on that date or (iv) if the shares of Common Stock are not then listed on any securities exchange and prices therefor are not reported, such value as determined in good faith by the Board of Directors (or any duly authorized committee thereof) as of that date.

(e)    Electronic Delivery. The Recipient consents to the electronic delivery of any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(f)    Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(g)    Further Action. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(h)    Governing Law, Venue and Jurisdiction; Attorneys’ Fees. This Agreement and the Plan will be interpreted under the laws of the state of Oregon, exclusive of choice of law rules. Venue and jurisdiction will be in the state or federal courts in Washington County, Oregon, and nowhere else. In the event either party institutes litigation hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees to be set by the trial court and, upon any appeal, the appellate court.

(i)    Consent to Transfer Personal Data. By signing this Agreement, the Recipient voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph. The Recipient is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Recipient’s ability to participate in the Plan. The Company and its subsidiaries hold certain personal information about the Recipient, including name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Recipient’s favor, for the purpose of managing and administering the Plan (“Data”). The Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Plan, and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, including the United States. The Recipient authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Recipient’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on the Recipient’s behalf to a broker or other third party with whom the Recipient may elect to deposit any shares of stock acquired pursuant to the Plan. The Recipient may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect the Recipient’s ability to participate in the Plan.

(j)    Acknowledgment of Discretionary Nature of the Plan; No Vested Rights. The Recipient acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The award of RSUs under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of RSUs or benefits in lieu of RSUs in the future. Future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any award, the number of RSUs and vesting provisions.

(k)    Character of Award. Participation in the Plan is voluntary. The value of the Award is an extraordinary item of compensation outside the scope of the Recipient’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments

(l)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

COLUMBIA SPORTSWEAR COMPANY

By:
AUTHORIZED OFFICER

DIRECTOR NAME

EXHIBIT A

DESIGNATION OF BENEFICIARY

Name	Social Security Number	-	-

I designate the following person(s) to receive any shares of Common Stock underlying restricted stock units outstanding upon my death under the Restricted Stock Units Award Agreement with Columbia Sportswear Company:

A.    Primary Beneficiary(ies)

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

If more than one primary beneficiary is named, the shares will be divided equally among those primary beneficiaries who survive the undersigned.

B.    Secondary Beneficiary(ies)

In the event no Primary Beneficiary is living at the time of my death, I designate the following the person(s) as my beneficiary(ies):

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

Name	Social Security Number		-		-
Birth Date	Relationship
Address	City	State		Zip

If more than one Secondary Beneficiary is named, the shares will be divided equally among those Secondary beneficiaries who survive the undersigned.

This designation revokes and replaces all prior designations of beneficiaries under the Restricted Stock Units Award Agreement.

	Date signed:	, 20
Signature